As filed with the Securities and Exchange Commission on August 30, 2018

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-22394

CHOU AMERICA MUTUAL FUNDS
Three Canal Plaza, Suite 600
Portland, Maine 04101

Michael J. McKeen, Principal Financial Officer
Three Canal Plaza, Suite 600
Portland, Maine 04101
207-347-2000

Date of fiscal year end: December 31

Date of reporting period: January 1, 2018 – June 30, 2018

ITEM 1. REPORT TO STOCKHOLDERS.

CHOU AMERICA MUTUAL FUNDS

Semi-Annual Report

June 30, 2018

(Unaudited)

Fund Adviser:

Chou America Management Inc.
110 Sheppard Ave. East

Suite 301, Box 18

Toronto, Ontario, Canada M2N 6Y8
Toll Free: (877) 755-5188

TABLE OF CONTENTS

A Message to our Shareholders	1
Schedules of Investments	8
Statements of Assets and Liabilities	15
Statements of Operations	16
Statements of Changes in Net Assets	17
Financial Highlights	18
Notes to Financial Statements	20
Additional Information	26

CHOU OPPORTUNITY FUND

A MESSAGE TO OUR SHAREHOLDERS

JUNE 30, 2018

Dear Shareholder,

For the six months ending June 30, 2018, the Chou Opportunity Fund (the “Fund”) was down 9.21%, while the S&P 500 Total Return Index generated a positive return of 2.65% during the same period. The Fund’s prior performance is not necessarily indicative of how the Fund will perform in the future.

Portfolio Commentary

In the first half of the year, the main positive contributors to the Fund’s performance included Teva Pharmaceutical Industries, MBIA Inc., Endo International, and Valeant Pharmaceuticals.

The equity holdings of Ascent Capital and Sears Holdings, as well as the warrants of Wells Fargo and the EXCO Resources 1.75 lien term loan contributed negatively to the Fund’s performance in the first six months of 2018.

During the period, the Fund added three new companies to its equity portfolio: Allegiant Travel Co., DaVita Inc., and Spirit Airlines Inc. In addition to writing call options on Resolute Forest Products, the Fund also wrote call options on Endo International common shares, expiring in January 2020.

The Fund also reduced its holdings of the warrants of Bank of America and the common stocks of Resolute Forest Products during the first half of 2018.

U.S. Bank TARP Warrants

Overall, investments in the TARP warrants of Bank of America, Wells Fargo and JPMorgan Chase performed well for the Fund, as reflected by the increases in prices of each position shown in the following table.

Warrants	Average Cost Base(ACB)	Price as of Dec. 31, 2017	Price as of June 30, 2018	% Increase From ACB
Bank of America (Jan. 16, 2019)	$2.22	$17.56	$16.32	635%
Wells Fargo (Oct. 28, 2018)	$7.42	$27.60	$22.02	197%
JPMorgan Chase (Oct. 28, 2018)	$8.21	$66.43	$63.43	673%

The maturity date for the TARP warrants is now less than a year away. As such we have to decide whether to sell the TARP warrants or convert them to their equivalent common shares of the bank in question. If we believe that the bank(s) may still be undervalued, then we would be more likely to invest in the common shares.

However, it is important to note that any future decision to sell the TARP warrants or buy the common stock will be based on our view of the markets at the time, as well as the issuers that exist when we make any such investment decision.

Since the Fund has such a large position in these TARP warrants, we will consider any potential beneficial tax consequences of converting them to the common shares in question. For example, based upon consultations with the Fund’s tax and accounting professionals, we believe that the conversion may not result in immediate tax liabilities. However, the ultimate decision regarding whether or not to undertake a conversion will be made in the future and based upon our assessment of tax and business considerations (including applicable tax laws in effect at that future time) and in consultation with the Fund’s tax and accounting professionals.

CHOU OPPORTUNITY FUND

A MESSAGE TO OUR SHAREHOLDERS

JUNE 30, 2018

EXCO Resources

As of June 30, 2018, the Fund owned about $10 million worth of EXCO Resources (EXCO)’s 1.75 lien term loan (converted from the second-lien term loan held previously in Feb. 2017), with $23 million in par value. This is the largest position in the portfolio, comprising more than 18% of the assets of the Fund (at market value).

At the time of purchase, we liked this investment because it met our criteria for investing in the oil and gas sector. The criteria that we considered in analyzing this type of investment is that it should be:

1. A very senior term loan or note;

2. Issued by a company with a significantly limited ability to add senior or pari-passu debt to its capital structure; and

3. Of a type that if the company restructures or goes into bankruptcy, the investment’s recovery value is likely to be greater than its current price.

On January 15, 2018, EXCO filed voluntary petitions for a court-supervised reorganization under Chapter 11 of the U.S. Bankruptcy Code to facilitate a restructuring of its balance sheet. EXCO Resources is saddled with very expensive transportation and other contracts. During a bankruptcy proceeding, contracts that have a present value of, for example $200 million, could potentially be renegotiated to as low as $20 million. We believe that when EXCO comes out of bankruptcy, the 1.75 lien holders will most likely own most of the new common stock of the company. If over the long term our current assumptions regarding this investment prove to be correct, we think the value of the EXCO 1.75 lien term loans should be appreciably higher than the June 30, 2018 price of 44.75 cents on a dollar.

Pharmaceutical Industry

We believe pharmaceutical stocks as a group are selling at attractive valuations. The companies generate their earnings in cash and at the time of purchase, they were selling at less than 10 times earnings. Some of them are down more than 50% from their highs, which is what caught our attention initially. As discussed earlier in past reports, we invested in more than two pharmaceutical companies (that is, to utilize a so-called “basket approach”), in order to reduce the potential adverse effect on fund returns that could result from Food and Drug Administration (FDA) approval and patent expiration issues faced by a single company. We have invested in the following pharmaceutical stocks:

Pharmaceutical Stocks	Price as of Dec. 31, 2017	Price as of June 30, 2018	Percentage Increase
Valeant Pharmaceuticals	$20.78	$23.24	11.8%
Teva Pharmaceutical Industries	$18.95	$24.32	28.3%
Endo International	$7.75	$9.43	21.7%

In conclusion, we believe pharmaceutical stocks as a group are selling at attractive valuations, in comparison to the free cash flow and earnings they generate.

Sears Holdings

In hindsight, our initial assessment of Sears Holdings being worth more than $50 per share a few years ago was most likely too optimistic. This is taking into consideration that we received in excess of $23 per share in distributions from various spin-offs and right offerings, which we later sold in the market.

In 2017, we initiated a stock lending program where the Fund received an investment return on the shares lent. For Sears Holdings, the total return we received for the year on the loan of its common stock was about $1.8 million or $4.3 per share. This shows how heavily shorted the common stocks of Sears Holdings has been. For the six-month period ending on June 30, 2018, the total return we received was about $138,950 or $0.3 per share. In spite of returns from these loans

CHOU OPPORTUNITY FUND

A MESSAGE TO OUR SHAREHOLDERS

JUNE 30, 2018

plus the approximately $23 per share received in distributions from various spin-offs and rights offerings, it has not been a good investment.

Resolute Forest Products

As of June 30, 2018 the market price of Resolute Forest Products (RFP) was at $10.35 per share, giving a market capitalization of roughly $935 million dollars. As we have explained in the past, the company continues to have consolidated sales of close to $3.5 billion and in each of its major business segments, it is a global leader. It continues to be the biggest volume producer of wood products east of the Rockies, the third largest in North America for market pulp, the number one producer of newsprint in the world and the largest producer in North America of uncoated mechanical paper and an emerging tissue producer. The wood products segment continues to have revenues of approximately $800 million, while the other three segments each continue to have revenues of approximately $900 million. We believe that each of the four business segments could fetch at least $400 million in a normal market and, as a result, RFP may be undervalued. However, in spite of the stock price breaking $10 since late 2017, we have been disappointed with management’s ability to make sound capital allocation decisions over the last five years.

However, with the new CEO coming in, there is more optimism on what the company can do with its four business segments. The optimism is reflected in the stock price as it has moved up from $4.60 in March 2017 to $10.35 as of June 30, 2018.

Caution to the Investors

Investors should be advised that we run a highly focused portfolio, frequently just two or three securities may comprise close to 50% of the assets of the Fund. In addition, the Fund has securities that are non-U.S. and could be subjected to geopolitical risks, which may trump or at least negatively influence the financial performance of the company. Also, we may enter into some derivative contracts, such as credit default swaps and interest rate swaps, when we feel that the market conditions are right to use those instruments. Because of any or all of these factors, the net asset value of the Fund can be from time to time more volatile than at other times. However, we are not bothered by this volatility because our focus has always been, and continues to be, on how inexpensive we believe the Fund’s portfolio holdings are relative to what we believe to be their intrinsic value.

Also, the Fund’s cash position was approximately 15% of net assets as at June 30, 2018. This large cash position may depress returns for a while as we hunt for undervalued securities. Obviously, if there is a severe correction in the market in the near future, it will cushion the Fund against losses while providing us with the wherewithal to find good investment opportunities. But for now it could be a drag on returns.

Yours truly,

Francis Chou

Portfolio Manager and CEO

Chou America Management Inc.

The investment and portfolio performance views in this report were those of the Portfolio Manager as of June 30, 2018, and may not reflect his views on the date this report is first published or anytime thereafter. The views are intended to assist the shareholders of the Fund in understanding their investments in the Fund and do not constitute investment

CHOU OPPORTUNITY FUND

A MESSAGE TO OUR SHAREHOLDERS

JUNE 30, 2018

advice. This letter may contain discussions about certain investments held and not held in the portfolio. All current and future holdings are subject to risk and to change. There can be no guarantee of success with any technique, strategy or investment.

This letter contains discussions about voluntary fee waivers of Chou America Management Inc., the investment adviser to the Opportunity Fund (the “Adviser”), with respect to fund operations during or following the reporting period ending June 30, 2018. This letter also references a voluntary capital contribution of the Adviser during a prior reporting period. Any such voluntary arrangement can be modified, terminated, or discontinued by the Adviser at any time; provided that the amount of any such waiver or capital contribution may not be recouped by the Adviser at a later date. The Adviser is under no obligation to make a voluntary fee waiver or voluntary capital contribution in the future for any reason. The Adviser made its decision to implement both the voluntary waiver in, and the voluntary capital contribution to, the Opportunity Fund subsequent to, and independent of, the decision of the Board of Trustees to the Trust to renew the Investment Advisory Agreement.

The S&P 500 is an unmanaged index representing the average performance of 500 widely held, publicly traded, large capitalization stocks. One cannot invest directly in an index.

CHOU INCOME FUND

A MESSAGE TO OUR SHAREHOLDERS

JUNE 30, 2018

Dear Shareholder,

For the six months ending June 30, 2018, the Chou Income Fund (the “Fund”) was down 6.77%, while the Barclay’s Capital U.S. Corporate High Yield Index (High Yield Index) generated a positive return of 0.16% during the same period. The Fund’s performance is not necessarily indicative of how the Fund will perform in the future.

Portfolio Commentary

Fund gains came principally from the bonds of UkrLandFarming PLC and Mriya Agro Holding.

Fund losses mainly came from our debt holdings of Westmorland Coal, Ascent Capital Group, Exco Resources, as well as the common share of Sandridge Energy Inc.

During the period, the Fund reduced debt holdings in Ascent Capital Group. The Fund also exited positions in the common shares of Contura Energy Inc., and the preferred shares of Sears Roebuck Acceptance Corp.

In the first half of 2018, the Fund initiated positions in the debt holdings of Endo Finance LLC and Mallinckrodt International Finance.

Westmoreland Coal Company

Westmoreland Coal Company is the sixth largest North American coal producer (as measured by 2013 production of nearly 52 million tons, including the production of Sherritt International 2013 production), and it is the largest dragline operator among North American coal producers with 29 draglines owned or operated. It produces and sells thermal coal primarily to investment grade power plants under long-term cost-protected contracts, as well as to industrial customers and barbeque briquettes manufacturers.

The particular bond owned by the Fund has been weak in 2018 because of concerns and uncertainty on how the company intends to restructure its balance sheet. There is also concern on whether the debt of its affiliate Westmoreland Resource Partners LP is 100% ring fenced - in other words whether it is non-recourse to the parent company Westmoreland Coal Company.

We feel that even if the company restructures its balance sheet, the 8.75% corporate non-convertible bond that we are holding is worth far more than what it is trading for on June 30, 2018.

EXCO Resources

As of June 30, 2018, the Fund owned about $1.4 million worth of EXCO Resources (EXCO)’s 1.75 lien term loan (converted from the second-lien term loan held previously in Feb. 2017), with approximately $3.1 million in par value. This is one of the largest positions in the portfolio, comprising approximately 11% of the assets of the Fund (at market value).

At the time of purchase, we liked this investment because it met our criteria for investing in the oil and gas sector. The criteria that we considered in analyzing this type of investment is that it should be:

1. A very senior term loan or note;

2. Issued by a company with a significantly limited ability to add senior or pari-passu debt to its capital structure; and

3. Of a type that if the company restructures or goes into bankruptcy, the investment’s recovery value is likely to be greater than its current price.

CHOU INCOME FUND

A MESSAGE TO OUR SHAREHOLDERS

JUNE 30, 2018

On January 15, 2018, EXCO filed voluntary petitions for a court-supervised reorganization under Chapter 11 of the U.S. Bankruptcy Code in order to facilitate a restructuring of its balance sheet. EXCO Resources is saddled with very expensive transportation and other contracts. During a bankruptcy proceeding, those contracts that have a present value of, for example $200 million, could potentially be renegotiated to as low as $20 million. We believe that when EXCO comes out of bankruptcy, the 1.75 lien holders will most likely own most of the new common stock of the company. If over the long term our current assumptions regarding this investment prove to be correct, we think the value of the EXCO 1.75 lien term loans should be appreciably higher than the June 30, 2018 price of 44.75 cents on a dollar.

Pharmaceutical Industry

We believe that pharmaceutical bonds as a group are selling at attractive valuations. The companies generate their earnings in cash and at the time of purchase, the bonds were trading at discounts to par and yielding close to 10% yield to maturity. We have invested in the following pharmaceutical bonds:

Pharmaceutical Bonds	Average Purchase Cost Base(ACB)	Price as of June 30, 2018	% Increase From ACB
Valeant Pharmaceuticals (6.125% due April 15, 2025)	$76.00	$92.50	21.7%
Mallinckrodt International Finance (5.625% due October 15, 2023)	$83.25	$83.85	0.7%
Endo Finance LLC (6.00% due July 15, 2023)	$74.44	$82.75	11.2%

We believe that as time goes by, the debt levels of the pharmaceutical stocks will come down, and the pharmaceutical debt securities will trade at higher prices.

Caution to the Investors

Investors should be advised that we run a highly focused portfolio, frequently only two or three securities may comprise close to 50% of the assets of the Fund. In addition, we have securities that are non-U.S. and could be subjected to geopolitical risks, which may trump or at least negatively impact the financial performance of the company. Also, we may enter into some derivative contracts such as credit default swaps and interest rate swaps, when we feel that the market conditions are right to use those instruments. Because of these factors, the net asset value of the Fund can be more volatile than normal. However, we are not bothered by this volatility because our focus has always been, and continues to be, on how inexpensive we believe the securities are relative to their intrinsic value.

Also, the Fund’s cash position was approximately 32% of net assets as of June 30, 2018. This large position may depress returns for a while as we hunt for undervalued securities. Obviously if there is a severe correction in the market in the near future, it will cushion the Fund against losses while providing us with the wherewithal to find good investment opportunities. But for now it could be a drag on returns.

Yours truly,

Francis Chou

Portfolio Manager and CEO

Chou America Management Inc.

CHOU INCOME FUND

A MESSAGE TO OUR SHAREHOLDERS

JUNE 30, 2018

The views in this report were those of the Fund manager as of June 30, 2018 and may not reflect his view on the date this report is first published or anytime thereafter. The views are intended to assist the shareholders of the Fund in understanding their investments in the Fund and do not constitute investment advice. This letter may contain discussions about certain investments held and not held in the portfolio. All current and future holdings are subject to risk and to change. There can be no guarantee of success with any technique, strategy or investment.

The Barclays Capital U.S. Corporate High Yield Index is comprised of issues that meet the following criteria: at least $150 million par value outstanding, maximum credit rating of Ba1 (including defaulted issues) and at least one year to maturity. One cannot invest directly in an index.

CHOU OPPORTUNITY FUND

SCHEDULE OF INVESTMENTS

JUNE 30, 2018

Equity Securities - 70.5%

Common Stock - 61.6%

Shares	Security Description	Value
Consumer Discretionary - 2.3%
426,608	Sears Holdings Corp. (a)(b)	$1,011,061
140,324	Sears Hometown and Outlet Stores, Inc. (a)(b)	294,680
		1,305,741
Consumer Staples - 25.7%
211,319	Ascent Capital Group, Inc., Class A (b)	593,807
214,577	Endo International PLC (b)(c)	2,023,461
65,000	Teva Pharmaceutical Industries, Ltd., ADR	1,580,800
441,000	Valeant Pharmaceuticals International, Inc. (b)(c)	10,248,840
		14,446,908
Consumer, Cyclical - 7.0%
12,523	Allegiant Travel Co. (a)	1,740,071
59,992	Spirit Airlines, Inc. (a)(b)	2,180,709
		3,920,780
Consumer, Non-cyclical - 0.1%
601	DaVita, Inc. (b)	41,734
Financials - 3.6%
225,000	MBIA, Inc. (b)	2,034,000
Materials - 22.9%
1,238,721	Resolute Forest Products, Inc. (b)(c)	12,820,762

Total Common Stock (Cost $53,759,045)		34,569,925

Preferred Stock - 0.0%

Shares	Security Description	Rate	Value
Communications - 0.0%
500	Overstock.com, Inc. (callable at 16 beginning 07/31/18) (d)	1.00%	16,250

Total Preferred Stock (Cost $7,840)			16,250

Warrants - 8.9%

Shares	Security Description	Exer. Price	Exp. Date	Value
Financials - 8.9%
84,779	Bank of America Corp. (b)	$12.67	01/16/19	1,383,593
30,000	JPMorgan Chase & Co. (a)(b)	41.70	10/28/18	1,902,900
77,400	Wells Fargo & Co. (b)	33.64	10/28/18	1,704,348

Total Warrants (Cost $1,009,033)				4,990,841

Total Equity Securities (Cost $54,775,918)				39,577,016

Fixed Income Securities - 18.6%

Syndicated Loan - 18.6%

Principal	Security Description	Rate	Maturity	Value
Energy - 18.6%
$23,296,667	EXCO Resources, Inc. (e)(f)	12.50%	10/26/20	10,425,258

Total Fixed Income Securities (Cost $18,648,425)				10,425,258

See Notes to Financial Statements.

CHOU OPPORTUNITY FUND

SCHEDULE OF INVESTMENTS

JUNE 30, 2018

Collateral Received for Securities Loaned - 0.3% (g)

Principal	Security Description	Rate	Maturity	Value
4,713	U.S. Treasury Bill	0.00	07/19/18-02/28/19	$4,686
34,256	U.S. Treasury Bond	2.25 - 8.75	05/15/20-11/15/47	34,961
136,638	U.S. Treasury Note	0.75 - 3.63	09/30/18-02/15/28	134,348
2,602	U.S. Treasury Inflation Indexed Bonds	0.63 - 3.38	01/15/25-02/15/47	2,864
5,499	U.S. Treasury Inflation Indexed Notes	0.13 - 1.13	04/15/19-07/15/26	5,830
Total Collateral Received for Securities Loaned (Cost $182,689)				182,689

Repurchase Agreements - 9.6% (h)

Principal	Security Description	Rate	Maturity	Value
1,255,746	Citigroup Global Markets, Inc., dated 6/29/18, repurchase price $1,255,968 collateralized by U.S. Government Agencies, ranging from 2.00-7.00%, maturing 11/18/20-8/20/67 and U. S. Treasury Securities ranging from 0-8.75%, maturing 7/5/18-9/9/49; total market value $1,273,015.	2.12	07/02/18	1,255,746
1,255,746	Deutsche Bank Securities Inc., dated 6/29/18, repurchase price $1,255,968 collateralized by U.S. Government Agencies, ranging from 0.00-7.25%, maturing 7/27/18-9/6/44; total market value $1,274,351.	2.12	07/02/18	1,255,746
1,255,746	Merrill Lynch, Pierce, Fenner & Smith, Inc., dated 6/29/18, repurchase price $1,255,968 collateralized by U.S. Government Agency 4.0% maturing 6/20/47; total market value $1,276,990.	2.12	07/02/18	1,255,746
371,984	NatWest Markets Plc, dated 6/29/18, repurchase price $372,198 collateralized by U.S. Treasury Securities, ranging from 2.50-6.25%, maturing 5/15/20-5/15/46; total market value $372,049.	2.09	07/02/18	371,984
1,255,746	RBC Dominion Securities Inc., dated 6/29/18, repurchase price $1,255,967 collateralized by U.S. Government Agencies ranging from 3.00-7.00%, maturing 11/1/36-6/1/48; total market value $1,276,812.	2.11	07/02/18	1,255,746
Total Repurchase Agreements (Cost $5,394,968)				5,394,968

Investments, at value - 99.0% (Cost $79,002,000)				$55,579,931

Written Options - (2.9)%

Call Options Written - (2.9)%

Contracts	Security Description	Strike Price	Exp. Date	Notional Contract Value	Value
Consumer Staples - (1.5)%
(4,000)	Valeant Pharmaceuticals International, Inc.	27.50	01/22/19	$9,296,000	(840,000)
Consumer, Non-cyclical - (0.8)%
(2,000)	Endo International PLC	12.00	01/21/20	1,886,000	(450,000)
Materials - (0.6)%
(250)	Resolute Forest Products, Inc.	12.50	07/24/18	258,750	(250)
(2,000)	Resolute Forest Products, Inc.	10.00	07/24/18	2,070,000	(110,000)

See Notes to Financial Statements.

CHOU OPPORTUNITY FUND

SCHEDULE OF INVESTMENTS

JUNE 30, 2018

Contracts	Security Description	Strike Price	Exp. Date	Notional Contract Value	Value
(1,000)	Resolute Forest Products, Inc.	12.50	10/23/18	$1,035,000	$(47,500)
(2,163)	Resolute Forest Products, Inc.	12.50	01/22/19	2,238,705	(205,485)
					(363,235)

Total Written Options (Premiums Received $(1,500,662))					(1,653,235)

Other Assets & Liabilities, Net - 3.9%					2,242,808
Net Assets - 100.0%					$56,169,504

ADR	American Depositary Receipt
PLC	Public Limited Company

(a)	This security or a portion of the security is out on loan as of June 30, 2018, and may be collateralized by cash not reflected on this Schedule of Investments. Total loaned securities had a value of $5,307,858 as of June 30, 2018.

(b)	Non-income producing security.

(c)	Subject to call option written by the Fund.

(d)	Perpetual maturity security.

(e)	Payment in Kind Security. Security that gives the issuer the option as each interest payment date of making interest payments in either cash or additional debt securities.

(f)	Security is currently in default and is on a scheduled interest or principal payment.

(g)	These securities represent the collateral received in connection with securities out on loan as of June 30, 2018.

(h)	These securities represent the investment of the collateral received in connection with securities out on loan at June 30, 2018.

The following is a summary of the inputs used to value the Fund’s investments as of June 30, 2018.

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in Note 2 of the accompanying Notes to Financial Statements.

	Level 1	Level 2	Level 3	Total
Assets
Investments at Value
Common Stock	$34,569,925	$–	$–	$34,569,925
Preferred Stock	16,250	–	–	16,250
Warrants	4,990,841	–	–	4,990,841
Syndicated Loan	–	10,425,258	–	10,425,258
Collateral Received for Securities Loaned	–	182,689	–	182,689
Repurchase Agreements	–	5,394,968	–	5,394,968
Investments at Value	$39,577,016	$16,002,915	$–	$55,579,931
Total Assets	$39,577,016	$16,002,915	$–	$55,579,931
Liabilities
Other Financial Instruments*
Written Options	(1,290,000)	(363,235)	–	(1,653,235)
Total Liabilities	$(1,290,000)	$(363,235)	$–	$(1,653,235)

*	Other Financial Instruments are derivative instruments reflected in separate schedules such as written options, which appear in the Schedule of Call and Put Options Written and are valued at their market value at period end.

The Fund utilizes the end of period methodology when determining transfers. There were no transfers among Level 1, Level 2 and Level 3 for the period ended June 30, 2018.

See Notes to Financial Statements.

CHOU OPPORTUNITY FUND

SCHEDULE OF INVESTMENTS

JUNE 30, 2018

PORTFOLIO HOLDINGS
% of Net Assets
Communications	0.0%
Consumer Discretionary	2.3%
Consumer Staples	24.2%
Consumer, Cyclical	7.0%
Consumer, Non-cyclical	(0.7)%
Energy	18.6%
Financials	12.5%
Materials	22.3%
Collateral Received for Securities Loaned	0.3%
Repurchase Agreements	9.6%
Other Assets and Liabilities, Net (1)	3.9%
Total	100.0%

(1)	“Other Assets & Liabilities, Net” consists of assets, other than derivatives and securities, less liabilities and includes un-invested cash which represented 14.8% of the Fund’s total net assets at June 30, 2018. For more information, see the Fund’s Statement of Assets and Liabilities.

See Notes to Financial Statements.

CHOU INCOME FUND

SCHEDULE OF INVESTMENTS

JUNE 30, 2018

Equity Securities - 11.8%

Common Stock - 11.8%

Shares	Security Description	Value
Consumer Discretionary - 7.3%
788,273	Wow Unlimited Media, Inc., Class A (a)	$899,411
Energy - 4.5%
31,249	SandRidge Energy, Inc. (a)	554,357

Total Common Stock (Cost $1,855,432)		1,453,768

Total Equity Securities (Cost $1,855,432)		1,453,768

Fixed Income Securities - 55.3%

Corporate Convertible Bonds - 13.0%

Principal	Security Description	Rate	Maturity	Value
Consumer Staples - 9.5%
$2,000,000	Ascent Capital Group, Inc.	4.00%	07/15/20	1,175,000
Financials - 3.5%
850,000	Atlanticus Holdings Corp.	5.88	11/30/35	426,870

Total Corporate Convertible Bonds (Cost $2,244,570)				1,601,870

Corporate Non-Convertible Bonds - 30.1%

Principal	Security Description	Rate	Maturity	Value
Consumer Staples - 17.3%
851,006	Avangardco Investments Public, Ltd. (b)	4.54	10/29/18	191,476
1,000,000	Mriya Agro Holding PLC (b)	9.45	04/19/19	96,165
5,101,866	Ukrlandfarming PLC (b)	10.88	03/26/18	1,107,207
800,000	Valeant Pharmaceuticals International, Inc. (c)	6.13	04/15/25	740,000
				2,134,848
Energy - 2.0%
1,000,000	Westmoreland Coal Co. (c)	8.75	01/01/22	247,500
Financials - 7.8%
500,000	Endo Designated Activity Company	6.00	07/15/23	413,750
650,000	Mallinckrodt International Finance SA (d)	5.63	10/15/23	545,025
				958,775
Materials - 3.0%
453,617	Centrus Energy Corp. (c)	8.25	02/28/27	369,698
400,000	Sino-Forest Corp. (b)(e)	6.25	10/21/17	600
225,000	Sino-Forest Corp. (b)(e)	6.25	10/21/17	338
				370,636

Total Corporate Non-Convertible Bonds (Cost $9,076,095)				3,711,759

Syndicated Loans - 12.2%

Principal	Security Description	Rate	Maturity	Value
Consumer Staples - 0.9%
106,668	Dex Media, Inc. (ICE LIBOR + 10.00%) (f)	12.10	07/29/21	109,246
Energy - 11.3%
3,115,000	EXCO Resources, Inc. (b)(g)	12.50	10/26/20	1,393,963

Total Syndicated Loans (Cost $2,707,106)				1,503,209

Total Fixed Income Securities (Cost $14,027,771)				6,816,838

See Notes to Financial Statements.

CHOU INCOME FUND

SCHEDULE OF INVESTMENTS

JUNE 30, 2018

Repurchase Agreements - 4.5% (h)

Principal	Security Description	Rate	Maturity	Value
59,398	NatWest Markets Plc, dated 6/29/18, repurchase price $59,408 collateralized by U.S. Treasury Securities, ranging from 2.50-6.25%, maturing 5/15/20-5/15/46; total market value $60,231.	2.09%	07/02/18	$59,398
250,000	Nomura Securities International, Inc., dated 6/29/18, repurchase price $250,044 collateralized by U.S. Government Agencies ranging from 0.00-9.00% maturing 7/15/18-5/20/68 and U.S. Treasury Securities ranging from 0.00-4.38% maturing 9/20/18-9/9/49; total market value $254,049.	2.12	07/02/18	250,000
250,000	RBC Dominion Securities Inc., dated 6/29/18, repurchase price $250,044 collateralized by U.S. Government Agencies ranging from 3.00-7.00%, maturing 11/1/36-6/1/48; total market value $254,194.	2.11	07/02/18	250,000
Total Repurchase Agreements (Cost $559,398)				559,398

Investments, at value - 71.6% (Cost $16,442,601)				$8,830,004

Other Assets & Liabilities, Net - 28.4%				3,506,202
Net Assets - 100.0%				$12,336,205

ICE LIBOR	Intercontinental Exchange London Interbank Offered Rate

PLC	Public Limited Company

(a)	Non-income producing security.

(b)	Security is currently in default and is on a scheduled interest or principal payment.

(c)	Security exempt from registration under Rule 144A under the Securities Act of 1933. At the period end, the value of these securities amounted to $1,357,198 or 11.0% of net assets.

(d)	This security or a portion of the security is out on loan as of June 30, 2018, and may be collateralized by cash not reflected on this Schedule of Investments. Total loaned securities had a value of $547,016 as of June 30, 2018.

(e)	Security represents entitlement to potential distributions from a litigation trust.

(f)	Floating Rate security. Rate presented is as of June 30, 2018.

(g)	Payment in Kind Security. Security that gives the issuer the option as each interest payment date of making interest payments in either cash or additional debt securities.

(h)	These securities represent the investment of the collateral received in connection with securities out on loan at June 30, 2018.

The following is a summary of the inputs used to value the Fund’s instruments as of June 30, 2018.

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in Note 2 of the accompanying Notes to Financial Statements.

	Level 1	Level 2	Level 3	Total
Assets
Investments at Value
Common Stock	$1,453,768	$–	$–	$1,453,768
Corporate Convertible Bonds	–	1,601,870	–	1,601,870
Corporate Non-Convertible Bonds	–	3,711,759	–	3,711,759
Syndicated Loans	–	1,503,209	–	1,503,209
Repurchase Agreements	–	559,398	–	559,398
Total Assets	$1,453,768	$7,376,236	$–	$8,830,004

The Fund utilizes the end of period methodology when determining transfers. There were no transfers among Level 1, Level 2 and Level 3 for the period ended June 30, 2018.

See Notes to Financial Statements.

CHOU INCOME FUND

SCHEDULE OF INVESTMENTS

JUNE 30, 2018

PORTFOLIO HOLDINGS
% of Net Assets
Consumer Discretionary	7.3%
Consumer Staples	27.7%
Energy	17.8%
Financials	11.3%
Materials	3.0%
Repurchase Agreements	4.5%
Other Assets and Liabilities, Net (1)	28.4%
Total	100.0%

(1)	“Other Assets & Liabilities, Net” consists of assets, other than derivatives and securities, less liabilities and includes un-invested cash which represented 28.8% of the Fund’s total net assets at June 30, 2018. For more information, see the Fund’s Statement of Assets and Liabilities.

See Notes to Financial Statements.

CHOU AMERICA MUTUAL FUNDS

STATEMENTS OF ASSETS AND LIABILITIES

JUNE 30, 2018

	CHOU OPPORTUNITY FUND	CHOU INCOME FUND
ASSETS
Investments, at value (Cost $79,002,000 and $16,442,601, respectively)	$55,579,931	$8,830,004
Cash	8,318,609	3,557,056
Foreign currency (Cost $0 and $346,058, respectively)	–	352,428
Receivables:
Dividends and interest	16,663	147,833
From investment advisor	–	3,670
Prepaid expenses	21,252	19,927
Total Assets	63,936,455	12,910,918

LIABILITIES
Call options written, at value (Premiums received $1,500,662 and $0, respectively)	1,653,235	–
Payables:
Investment securities purchased	482,483	–
Collateral received on securities lending	5,577,657	559,398
Accrued Liabilities:
Investment adviser fees	35,013	–
Trustees’ fees and expenses	78	15
Fund services fees	6,144	4,149
Other expenses	12,341	11,151
Total Liabilities	7,766,951	574,713

NET ASSETS	$56,169,504	$12,336,205

COMPONENTS OF NET ASSETS
Paid-in capital	$82,148,444	$20,987,408
Distributions in excess of net investment income	(3,031)	(588,452)
Accumulated net realized loss	(2,401,267)	(456,524)
Net unrealized depreciation	(23,574,642)	(7,606,227)
NET ASSETS	$56,169,504	$12,336,205
SHARES OF BENEFICIAL INTEREST AT NO PAR VALUE (UNLIMITED SHARES AUTHORIZED)	6,292,291	1,878,197
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE*	$8.93	$6.57

*	Shares redeemed or exchanged within 120 days of purchase are charged a 2.00% redemption fee.

See Notes to Financial Statements.

CHOU AMERICA MUTUAL FUNDS

STATEMENTS OF OPERATIONS

SIX MONTHS ENDED JUNE 30, 2018

	CHOU OPPORTUNITY FUND	CHOU INCOME FUND
INVESTMENT INCOME
Dividend income	$–	$27,347
Interest income	267,908	249,382
Securities lending	195,644	599
Total Investment Income	463,552	277,328

EXPENSES
Investment adviser fees	277,527	67,028
Fund services fees	44,615	40,545
Custodian fees	4,836	4,644
Registration fees	11,239	10,644
Audit fees	8,455	8,126
Legal fees	17,832	4,378
Trustees’ fees and expenses	8,255	2,011
Other expenses	16,225	11,975
Total Expenses	388,984	149,351
Fees waived and expenses reimbursed	(55,952)	(68,917)
Net Expenses	333,032	80,434

NET INVESTMENT INCOME	130,520	196,894

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments	1,048,398	(325,310)
Net realized gain (loss) on:
Investments	1,048,398	(325,310)
Written options	55,976	–
Net realized gain (loss)	1,104,374	(325,310)
Net change in unrealized appreciation (depreciation) on:
Investments	(6,892,359)	(883,494)
Foreign currency translations	–	(16,163)
Written options	319,025	–
Net change in unrealized appreciation (depreciation)	(6,573,334)	(899,657)
NET REALIZED AND UNREALIZED LOSS	(5,468,960)	(1,224,967)
DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(5,338,440)	$(1,028,073)

See Notes to Financial Statements.

CHOU AMERICA MUTUAL FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

	CHOU OPPORTUNITY FUND		CHOU INCOME FUND
		Shares		Shares
NET ASSETS December 31, 2016	$84,325,594		$17,884,947
OPERATIONS
Net investment income	5,937,352		624,353
Net realized gain (loss)	(2,592,296)		1,048,901
Net change in unrealized appreciation (depreciation)	5,601,409		(2,463,703)
Increase (Decrease) in Net Assets Resulting from Operations	8,946,465		(790,449)
DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income	(6,171,272)		(1,055,060)
CAPITAL SHARE TRANSACTIONS
Sale of shares	2,561,995	277,036	135,164	16,851
Reinvestment of distributions	6,135,288	662,832	1,041,353	146,315
Redemption of shares	(29,875,769)	(3,269,621)	(517,439)	(65,662)
Redemption fees	164	–	699	–
Increase (Decrease) in Net Assets from Capital Share Transactions	(21,178,322)	(2,329,753)	659,777	97,504
Decrease in Net Assets	(18,403,129)		(1,185,732)
NET ASSETS December 31, 2017 (Including line (a))	$65,922,465		$16,699,215
OPERATIONS
Net investment income	130,520		196,894
Net realized gain (loss)	1,104,374		(325,310)
Net change in unrealized appreciation (depreciation)	(6,573,334)		(899,657)
Decrease in Net Assets Resulting from Operations	(5,338,440)		(1,028,073)
DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income	(135,711)		(209,409)
CAPITAL SHARE TRANSACTIONS
Sale of shares	5,273,591	614,831	20,165	2,984
Reinvestment of distributions	134,808	15,113	199,715	30,868
Redemption of shares	(9,688,584)	(1,025,087)	(3,345,408)	(484,742)
Redemption fees	1,375	–	–	–
Decrease in Net Assets from Capital Share Transactions	(4,278,810)	(395,143)	(3,125,528)	(450,890)
Decrease in Net Assets	(9,752,961)		(4,363,010)
NET ASSETS June 30, 2018 (Including line (b))	$56,169,504		$12,336,205
(a) Undistributed (distributions in excess of) net investment income December 31, 2017	$2,160		$(575,937)
(b) Distributions in excess of net investment income June 30, 2018	$(3,031)		$(588,452)

See Notes to Financial Statements.

CHOU OPPORTUNITY FUND

FINANCIAL HIGHLIGHTS

These financial highlights reflect selected data for a share outstanding throughout each period.

	For the Six Months Ended		For the Year Ended December 31,
	June 30, 2018		2017	2016		2015	2014	2013
NET ASSET VALUE, Beginning of Period	$9.86		$9.35	$10.51		$13.71	$13.52	$11.41
INVESTMENT OPERATIONS
Net investment income (loss) (a)	0.02		0.73	0.51		(0.14)	(0.18)	0.05
Net realized and unrealized gain (loss)	(0.93)		0.63	(1.17)		(2.91)	0.84	3.31
Total from Investment Operations	(0.91)		1.36	(0.66)		(3.05)	0.66	3.36
DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income	(0.02)		(0.85)	(0.59)		–	–	(0.19)
Net realized gain	–		–	(0.01)		(0.15)	(0.47)	(1.09)
Total Distributions to Shareholders	(0.02)		(0.85)	(0.60)		(0.15)	(0.47)	(1.28)
REDEMPTION FEES (a)	–	(b)	– (b)	–	(b)	– (b)	– (b)	0.03
NET CONTRIBUTION BY AFFILIATE	–		–	0.10	(c)	–	–	–
NET ASSET VALUE, End of Period	$8.93		$9.86	$9.35		$10.51	$13.71	$13.52
TOTAL RETURN	(9.21	)%(d)	15.28%	(5.02	)%(e)	(22.27)%	4.88%	29.82%

RATIOS/SUPPLEMENTARY DATA
Net Assets at End of Period (000s omitted)	$56,170		$65,922	$84,326		$96,066	$99,799	$66,402
Ratios to Average Net Assets:
Net investment income (loss)	0.47	%(f)	7.99%	5.58%		(1.15)%	(1.31)%	0.34%
Net expenses	1.20	%(f)	0.30%	0.30%		1.24%	1.38%	1.48%
Gross expenses (g)	1.40	%(f)	1.32%	1.31%		1.28%	1.40%	1.50%
PORTFOLIO TURNOVER RATE	5	%(d)	14%	18%		4%	29%	56%

(a)	Calculated based on average shares outstanding during each period.

(b)	Less than $0.01 per share.

(c)	Calculated based on shares outstanding on February 18, 2016, the date of the capital contribution.

(d)	Not annualized.

(e)	Calculation includes affiliate reimbursements and contribution of capital. Excluding the effect of the net reimbursements and contribution of capital from the Fund’s ending net asset value per share, total return for the year ended December 31, 2016, would have been (6.04)%.

(f)	Annualized.

(g)	Reflects the expense ratio excluding any waivers and/or reimbursements.

See Notes to Financial Statements.

CHOU INCOME FUND

FINANCIAL HIGHLIGHTS

These financial highlights reflect selected data for a share outstanding throughout each period.

	For the Six Months Ended		For the Year Ended December 31,
	June 30, 2018		2017	2016	2015	2014	2013
NET ASSET VALUE, Beginning of Period	$7.17		$8.01	$7.56	$9.77	$11.04	$9.87
INVESTMENT OPERATIONS
Net investment income (a)	0.10		0.28	0.96	0.90	0.51	0.94
Net realized and unrealized gain (loss)	(0.59)		(0.64)	0.49	(2.01)	(1.01)	1.28
Total from Investment Operations	(0.49)		(0.36)	1.45	(1.11)	(0.50)	2.22
DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income	(0.11)		(0.48)	(1.00)	(0.95)	(0.52)	(1.07)
Net realized gain	–		–	–	(0.15)	(0.25)	–
Total Distributions to Shareholders	(0.11)		(0.48)	(1.00)	(1.10)	(0.77)	(1.07)
REDEMPTION FEES (a)	–		– (b)	–	– (b)	– (b)	0.02
NET ASSET VALUE, End of Period	$6.57		$7.17	$8.01	$7.56	$9.77	$11.04
TOTAL RETURN	(6.77	)%(c)	(4.43)%	20.72%	(11.92)%	(4.83)%	22.86%

RATIOS/SUPPLEMENTARY DATA
Net Assets at End of Period (000s omitted)	$12,336		$16,699	$17,885	$15,253	$17,526	$14,737
Ratios to Average Net Assets:
Net investment income	2.94	%(d)	3.53%	12.91%	9.94%	4.48%	8.39%
Net expenses	1.20	%(d)	1.20%	1.20%	1.30%	1.50%	1.50%
Gross expenses (a)	2.23	%(d)	2.02%	2.10%	2.36%	2.11%	3.41%
PORTFOLIO TURNOVER RATE	10	%(c)	3%	22%	7%	17%	40%

(a)	Calculated based on average shares outstanding during each period.

(b)	Less than $0.01 per share.

(c)	Not annualized.

(d)	Annualized.

(e)	Reflects the expense ratio excluding any waivers and/or reimbursements.

See Notes to Financial Statements.

CHOU AMERICA MUTUAL FUNDS

NOTES TO FINANCIAL STATEMENTS

JUNE 30, 2018

Note 1. Organization

The Chou Opportunity Fund and Chou Income Fund (individually, a “Fund” and, collectively the “Funds”) are non-diversified portfolios of Chou America Mutual Funds (the “Trust”). The Trust is a Delaware statutory trust that is registered as an open-end, management investment company under the Investment Company Act of 1940 (the “Act”), as amended. Under its Trust Instrument, the Trust is authorized to issue an unlimited number of each Fund’s shares of beneficial interest without par value. Chou Opportunity Fund’s investment objective is long-term growth of capital. Chou Income Fund’s investment objective is to provide capital appreciation and income production, with capital preservation as a secondary consideration. The Funds commenced operations on July 1, 2010, with the sale of 50,000 shares of each Fund at $10 per share to Chou Associates Management Inc.

Note 2. Summary of Significant Accounting Policies

The Funds are investment companies and follow accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies”. These financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”), which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent liabilities at the date of the financial statements, and the reported amounts of increases and decreases in net assets from operations during the fiscal period. Actual amounts could differ from those estimates. The following summarizes the significant accounting policies of each Fund:

Security Valuation – Securities are valued at market prices using the last quoted trade or official closing price from the principal exchange where the security is traded, as provided by independent pricing services on each Fund business day. In the absence of a last trade, securities are valued at the mean of the last bid and ask price provided by the pricing service. Debt securities may be valued at prices supplied by a fund’s pricing agent based on broker or dealer supplied valuations or matrix pricing, a method of valuing securities by reference to the value of other securities with similar characteristics such as rating, interest rate and maturity. Short-term investments that mature in sixty days or less may be valued at amortized cost.

Each Fund values its investments at fair value pursuant to procedures adopted by the Trust’s Board of Trustees (the “Board”) if (1) market quotations are not readily available or (2) the Adviser, as defined in Note 4, believes that the values available are unreliable. The Trust’s Valuation Committee, as defined in each Fund’s registration statement, performs certain functions as they relate to the administration and oversight of each Fund’s valuation procedures. Under these procedures, the Valuation Committee convenes on a regular and ad hoc basis to review such investments and considers a number of factors, including valuation methodologies and significant unobservable inputs, when arriving at fair value.

The Valuation Committee may work with the Adviser to provide valuation inputs. In determining fair valuations, inputs may include market-based analytics that may consider related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant investment information. Adviser inputs may include an income-based approach in which the anticipated future cash flows of the investment are discounted in determining fair value. Discounts may also be applied based on the nature or duration of any restrictions on the disposition of the investments. The Valuation Committee performs regular reviews of valuation methodologies, key inputs and assumptions, disposition analysis and market activity.

Fair valuation is based on subjective factors and, as a result, the fair value price of an investment may differ from the security’s market price and may not be the price at which the asset may be sold. Fair valuation could result in a different Net Asset Value (“NAV”) than a NAV determined by using market quotes.

CHOU AMERICA MUTUAL FUNDS

NOTES TO FINANCIAL STATEMENTS

JUNE 30, 2018

GAAP has a three-tier fair value hierarchy. The basis of the tiers is dependent upon the various “inputs” used to determine the value of each Fund’s investments. These inputs are summarized in the three broad levels listed below:

Level 1 - Quoted prices in active markets for identical assets and liabilities.

Level 2 - Prices determined using significant other observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Short-term securities with maturities of sixty days or less are valued at amortized cost, which approximates market value, and are categorized as Level 2 in the hierarchy. Municipal securities, long-term U.S. government obligations and corporate debt securities are valued in accordance with the evaluated price supplied by the pricing service and generally categorized as Level 2 in the hierarchy. Other securities that are categorized as Level 2 in the hierarchy include, but are not limited to, warrants that do not trade on an exchange, securities valued at the mean between the last reported bid and ask quotation and international equity securities valued by an independent third party with adjustments for changes in value between the time of the securities respective local market closes and the close of the U.S. market.

Level 3 - Significant unobservable inputs (including each Fund’s own assumptions in determining the fair value of investments).

The aggregate value by input level, as of June 30, 2018, for each Fund’s investments is included at the end of each Fund’s Schedule of Investments.

Security Transactions, Investment Income and Realized Gain and Loss – Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as possible after determining the existence of a dividend declaration after exercising reasonable due diligence. Income and capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable. Interest income is recorded on an accrual basis. Premium is amortized and discount is accreted using the effective interest method. Identified cost of investments sold is used to determine the gain and loss for both financial statement and federal income tax purposes.

Foreign Currency Transactions – Each Fund may enter into transactions to purchase or sell foreign currency contracts and options on foreign currency. Forward currency contracts are agreements to exchange one currency for another at a future date and at a specified price. A fund may use forward currency contracts to facilitate transactions in foreign securities, to manage a fund’s foreign currency exposure and to protect the U.S. dollar value of its underlying portfolio securities against the effect of possible adverse movements in foreign exchange rates. These contracts are intrinsically valued daily based on forward rates, and a fund’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward rates at the reporting date, is recorded as a component of NAV. These instruments involve market risk, credit risk, or both kinds of risks, in excess of the amount recognized in the Statements of Assets and Liabilities. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency and securities values and interest rates. Due to the risks associated with these transactions, a fund could incur losses up to the entire contract amount, which may exceed the net unrealized value included in its NAV.

Written Options – When a fund writes an option, an amount equal to the premium received by the fund is recorded as a liability and is subsequently adjusted to the current value of the option written. Premiums received from writing options that expire unexercised are treated by the fund on the expiration date as realized gain from written options. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the fund has realized a gain or loss. If a put option is exercised, the premium

CHOU AMERICA MUTUAL FUNDS

NOTES TO FINANCIAL STATEMENTS

JUNE 30, 2018

reduces the cost basis of the securities purchased by the fund. The fund, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option. Written options are non-income producing securities.

The values of each individual written option outstanding as of June 30, 2018, for each Fund, if any, are disclosed in each Fund’s Schedule of Investments.

Distributions to Shareholders – Distributions to shareholders of net investment income, if any, are declared and paid semi-annually. Distributions to shareholders of net capital gains, if any, are declared and paid at least annually. Distributions to shareholders are recorded on the ex-dividend date. Distributions are based on amounts calculated in accordance with applicable federal income tax regulations, which may differ from GAAP. These differences are due primarily to differing treatments of income and gain on various investment securities held by each Fund, timing differences and differing characterizations of distributions made by each Fund.

Federal Taxes – Each Fund intends to continue to qualify each year as a regulated investment company under Subchapter M of Chapter 1, Subtitle A, of the Internal Revenue Code of 1986, as amended (“Code”), and to distribute all of their taxable income to shareholders. In addition, by distributing in each calendar year substantially all of their net investment income and capital gains, if any, the Funds will not be subject to a federal excise tax. Therefore, no federal income or excise tax provision is required. Each Fund files a U.S. federal income and excise tax return as required. Each Fund’s federal income tax returns are subject to examination by the Internal Revenue Service for a period of three fiscal years after they are filed. As of June 30, 2018, there are no uncertain tax positions that would require financial statement recognition, de-recognition or disclosure.

Income and Expense Allocation – The Trust accounts separately for the assets, liabilities and operations of each of its investment portfolios. Expenses that are directly attributable to more than one investment portfolio are allocated among the respective investment portfolios in an equitable manner.

Redemption Fees – A shareholder who redeems or exchanges shares within 120 days of purchase will incur a redemption fee of 2.00% of the current NAV of shares redeemed or exchanged, subject to certain limitations. The fee is charged for the benefit of the remaining shareholders and will be paid to each Fund to help offset transaction costs. The fee is accounted for as an addition to paid-in capital. Each Fund reserves the right to modify the terms of or terminate the fee at any time. There are limited exceptions to the imposition of the redemption fee. Redemption fees incurred for the Funds, if any, are reflected on the Statements of Changes in Net Assets.

Commitments and Contingencies - In the normal course of business, each Fund enters into contracts that provide general indemnifications by each Fund to the counterparty to the contract. Each Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against each Fund and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote. Each Fund has determined that none of these arrangements requires disclosure on each Fund’s balance sheet.

Note 3. Cash – Concentration in Uninsured Account

For cash management purposes, each Fund may concentrate cash with each Fund’s custodian. This typically results in cash balances exceeding the Federal Deposit Insurance Corporation (“FDIC”) insurance limits. As of June 30, 2018, Chou Opportunity Fund and Chou Income Fund had $8,068,609 and $3,307,056, respectively, at MUFG Union Bank, N.A. that exceeded the FDIC insurance limit.

CHOU AMERICA MUTUAL FUNDS

NOTES TO FINANCIAL STATEMENTS

JUNE 30, 2018

Note 4. Fees and Expenses

Investment Adviser – Chou America Management Inc. (the “Adviser”) is the investment adviser to each Fund. Pursuant to an investment advisory agreement, the Adviser receives an advisory fee, payable monthly, from each Fund at an annual rate of 1.00% of each Fund’s average daily net assets.

Distribution – Rafferty Capital Markets, LLC serves as each Fund’s distributor (the “Distributor”). The Trust has adopted a Rule 12b-1 plan under which the Funds may pay an annual fee of up to 0.25% of the average daily net assets of the Funds for distribution services and/or the servicing of shareholder accounts. The Board has not authorized the Funds to pay a Rule 12b-1 fee at this time. The Distributor is not affiliated with the adviser or Atlantic Fund Administration, LLC (d/b/a Atlantic Fund Services) (“Atlantic”) or their affiliates.

Other Service Providers – Atlantic provides fund accounting, fund administration, compliance and transfer agency services to each Fund. The fees related to these services are included in Fund services fees within the Statements of Operations. Atlantic also provides certain shareholder report production and EDGAR conversion and filing services. Pursuant to an Atlantic services agreement, each Fund pays Atlantic customary fees for its services. Atlantic provides a Principal Financial Officer, a Chief Compliance Officer, and an Anti-Money Laundering Officer to each Fund, as well as certain additional compliance support functions.

Trustees and Officers – The Trust pays each Independent Trustee an annual retainer fee of $8,240 for service to the Trust and the Audit and Compliance Committee Chairperson receives an additional retainer fee of $3,000. Each Trustee is also reimbursed for all reasonable out-of-pocket expenses incurred in connection with their duties as a Trustee, including travel and related expenses incurred in attending Board meetings. No officers of the Funds are compensated by the Funds, but officers are reimbursed for travel and related expenses incurred in attending Board meetings.

Note 5. Expense Reimbursements and Fees Waived

The Adviser has contractually agreed to waive a portion of its fee and/or reimburse certain expenses to limit total annual operating expenses to 1.20% of the average daily net assets of each Fund through at least May 1, 2019 (excluding other expenses, taxes, leverage interest, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions, and extraordinary expenses such as litigation). For the period ended June 30, 2018, fees waived and expenses reimbursed were as follows:

	Investment Adviser Fees Waived	Expenses Reimbursed
Chou Opportunity Fund	$55,952	$–
Chou Income Fund	67,028	1,889

Note 6. Summary of Derivative Activity

The volume of open derivative positions may vary on a daily basis as the Chou Opportunity Fund transacts derivative contracts in order to achieve the exposure desired by the Adviser. The total value of transactions in written options for the period ended June 30, 2018, were approximately as follows:

Written Options	$(790,348)

The Chou Opportunity Fund’s use of derivatives during the period ended June 30, 2018, was limited to written options.

Following is a summary of the effect of derivatives on the Chou Opportunity Fund’s Statement of Assets and Liabilities as of June 30, 2018:

CHOU AMERICA MUTUAL FUNDS

NOTES TO FINANCIAL STATEMENTS

JUNE 30, 2018

Location:	Equity Contracts
Liability derivatives:
Call options written, at value	$(1,653,235)

Realized and unrealized gains and losses on derivatives contracts during the period ended June 30, 2018, by the Chou Opportunity Fund are recorded in the following locations on the Statement of Operations:

Location:	Equity Contracts
Net realized gain (loss) on:
Written options	$55,976

Location:	Equity Contracts
Net change in unrealized appreciation (depreciation) on:
Written options	$319,025

Note 7. Offsetting of Financial and Derivative Assets and Liabilities

The following table summarizes any derivatives and securities lending and related collateral, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For financial reporting purposes, the Funds do not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statements of Assets and Liabilities.

	Gross Asset (Liability) as Presented in the Statement of Assets and Liabilities	Financial Instruments (Received) Pledged*	Cash Collateral (Received) Pledged*	Net Amount
Chou Opportunity Fund
Assets:
Securities Lending	$5,307,858	$–	$(5,307,858)	$–
Liabilities:
Over the counter derivatives	(1,653,235)	1,653,235	–	–
Chou Income Fund
Assets:
Securities Lending	$547,016	$–	$(547,016)	$–

*	The actual financial instruments and cash collateral (received) pledged may be in excess of the amounts shown in the table. The table only reflects collateral amounts up to the amount of the financial instrument disclosed on the Schedules of Investments.

**	Over-the-counter derivatives may consist of options contracts. The amounts disclosed above represent the exposure to one or more counterparties. For further detail on derivative contracts and the corresponding unrealized appreciation (depreciation), see the Schedules of Investments.

Note 8. Security Transactions

The cost of purchases and proceeds from sales of investment securities (including maturities), other than short-term investments during the period ended June 30, 2018, were as follows:

	Purchases	Sales
Chou Opportunity Fund	$4,089,590	$2,152,832
Chou Income Fund	913,310	1,292,455

CHOU AMERICA MUTUAL FUNDS

NOTES TO FINANCIAL STATEMENTS

JUNE 30, 2018

Note 9. Federal Income Tax

As of June 30, 2018, cost for federal income tax purposes is substantially the same as for financial statement purposes and net unrealized depreciation consists of:

	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Depreciation
Chou Opportunity Fund	$4,826,836	$(28,401,478)	$(23,574,642)
Chou Income Fund	141,526	(7,754,123)	(7,612,597)

As of December 31, 2017, distributable earnings (accumulated loss) on a tax basis were as follows:

	Undistributed Ordinary Income	Capital and Other Losses	Unrealized Depreciation	Total
Chou Opportunity Fund	$2,160	$(3,383,802)	$(17,123,147)	$(20,504,789)
Chou Income Fund	3,769	(131,214)	(7,286,276)	(7,413,721)

The difference between components of distributable earnings on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales for Chou Opportunity Fund and contingent payment debt instruments for Chou Income Fund.

As of December 31, 2017, the Chou Opportunity Fund had $2,036,729 of available short-term capital loss carryforwards that have no expiration date and Chou Opportunity Fund and Chou Income Fund had $1,347,073 and $131,214, respectively, of available long-term capital loss carryforwards that have no expiration date.

Note 10. Securities Lending Agreement

The Funds may lend securities, through their agent, to qualified borrowers in order to earn additional income. The Funds lend portfolio securities to a broker in exchange for collateral consisting of cash or securities of a collateral requirement of at least 102% of the market value of the securities on loan. If the value of the collateral falls below the collateral requirement, the agent shall request additional collateral in order to comply with the collateral requirement. Should the borrower of the securities fail to return any loaned securities promptly, the bank has the right to use the collateral to repurchase the loaned securities. As of June 30, 2018, cash collateral was invested in repurchase agreements and U.S. Treasury Securities as noted on the Funds’ Schedules of Investments. Securities lending income is disclosed in the Funds’ Statements of Operations. As of June 30, 2018, the Chou Opportunity Fund received collateral of $5,577,657 and the value of securities loaned amounted to $5,307,858 and the Chou Income Fund received collateral of $559,398 and the value of securities on loan amounted to $547,016.

Note 11. Subsequent Events

Subsequent events occurring after the date of this report through the date these financial statements were issued have been evaluated for potential impact, and each Fund has had no such events.

CHOU AMERICA MUTUAL FUNDS

ADDITIONAL INFORMATION

JUNE 30, 2018

Proxy Voting Information

A description of the policies and procedures that each Fund uses to determine how to vote proxies relating to securities held in each Fund’s portfolio is available, without charge and upon request, by calling (877) 682-6352 and on the U.S. Securities and Exchange Commission’s website at www.sec.gov. Each Fund’s proxy voting record for the most recent twelve-month period ended June 30 is available, without charge and upon request, by calling (877) 682-6352 and on the SEC’s website at www.sec.gov.

Availability of Quarterly Portfolio Schedules

Each Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. These filings are available, without charge and upon request on the SEC’s website at www.sec.gov or may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

Shareholder Expense Example

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees, distribution (12b-1) fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds, and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2018 through June 30, 2018.

Actual Expenses – The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes – The second line of the table below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

CHOU AMERICA MUTUAL FUNDS

ADDITIONAL INFORMATION

JUNE 30, 2018

	Beginning Account Value January 1, 2018	Ending Account Value June 30, 2018	Expenses Paid During Period*	Annualized Expense Ratio*
Chou Opportunity Fund
Actual	$1,000.00	$907.88	$5.68	1.20%
Hypothetical (5% return before expenses)	$1,000.00	$1,018.84	$6.01	1.20%
Chou Income Fund
Actual	$1,000.00	$932.33	$5.75	1.20%
Hypothetical (5% return before expenses)	$1,000.00	$1,018.84	$6.01	1.20%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (181) divided by 365 to reflect the half-year period.

FOR MORE INFORMATION:

 P.O. Box 588
Portland, ME 04112
(877) 682-6352

INVESTMENT ADVISER

Chou America Management Inc.
110 Sheppard Ave. East
Suite 301, Box 18

Toronto, Ontario, Canada M2N 6Y8

TRANSFER AGENT

Atlantic Fund Services
P.O. Box 588
Portland, ME 04112
www.atlanticfundservices.com

DISTRIBUTOR

 Rafferty Capital Markets, LLC
1010 Franklin Avenue
Garden City, NY 11530
www.raffcap.com

This report is submitted for the general information of the shareholders of the Funds. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus, which includes information regarding the Funds’ risks, objectives, fees and expenses, experience of its management, and other information.

243-SAR-0618

ITEM 2. CODE OF ETHICS.
Not applicable.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
Not applicable

ITEM 6. INVESTMENTS.
(a)	Included as part of report to shareholders under Item 1.
(b)	Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END
MANAGEMENT INVESTMENT COMPANIES.
Not applicable.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.
Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS
The Registrant does not accept nominees to the board of trustees from shareholders.

ITEM 11. CONTROLS AND PROCEDURES
(a) The Registrant's Principal Executive Officer and Principal Financial Officer have concluded that the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the "Act")) are effective, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as of a date within 90 days of the filing date of this report.
 (b) There were no changes in the Registrant's internal control over financial reporting (as defined in
Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSE-END MANAGEMENT INVESTMENT COMPANIES
Not applicable.

ITEM 13. EXHIBITS.

(a)(1)  Not applicable.

(a)(2) Certifications pursuant to Rule 30a-2(a) of the Act, and Section 302 of the Sarbanes-Oxley Act of 2002. (Exhibits filed herewith)

(a)(3)  Not applicable.

(b)      Certifications pursuant to Rule 30a-2(b) of the Act, and Section 906 of the Sarbanes-Oxley Act of 2002. (Exhibit filed herewith)
SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant Chou America Mutual Funds

By:	/s/ Francis S.M. Chou
Francis S.M. Chou, Principal Executive Officer
Date	August 28, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Francis S.M. Chou
Francis S.M. Chou, Principal Executive Officer
Date	August 28, 2018

By:	/s/ Michael J. McKeen
Michael J. McKeen, Principal Financial Officer
Date	August 28, 2018